                                Exhibit (d)(2)

                        Amended and Restated Schedule A
                                    to the
                         Investment Advisory Agreement
                            Dated November 27, 2000
                                    between
                                The Registrant
                                      and
                   Banc One Investment Advisors Corporation


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


                             Amended and Restated
                                  Schedule A
                                    to the
         Investment Advisory Agreement between One Group Mutual Funds and Banc One Investment Advisors Corporation
                            dated November 27, 2000


Name of Fund                       Compensation
------------                       ------------

The Treasury Only Money            Annual rate of eight one-hundredths of one
Market Fund                        percent (.08%) of The Treasury Only Money
                                   Market Fund's average daily net assets.

The Government Money Market        Annual rate of eight one-hundredths of one
Fund                               percent (.08%) of The Government Money
                                   Market Fund's average daily net assets.

The Tax Exempt Money Market        Annual rate of eight one-hundredths of one
Fund                               percent (.08%) of The Tax Exempt Money
                                   Market Fund's average daily net assets.

The Institutional Prime Money      Annual rate of ten one-hundredths of one
Market Fund                        percent (.10%) of The Institutional Prime
                                   Money Market Fund's average daily net
                                   assets.

The U.S. Treasury Securities       Annual rate of thirty-five one-hundredths of
Money Market Fund                  one percent (.35%) of The U.S. Treasury
                                   Securities Money Market Fund's  average
                                   daily net assets.

The U.S. Government Securities     Annual rate of thirty-five one-hundredths of
Money Market Fund                  one percent (.35%) of The U.S. Government
                                   Securities Money Market Fund's  average
                                   daily net assets.

The Treasury Prime                 Annual rate of thirty-five one-hundredths of
Money Market Fund                  one percent (.35%) of The Treasury Prime
                                   Money Market Fund's  average daily
                                   net assets.

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

The Prime Money Market             Annual rate of thirty-five one-hundredths of
Fund                               one percent (.35%) of The Prime Money Market
                                   Fund's average daily net assets.

The Municipal Money Market         Annual rate of thirty-five one-hundredths of
Fund                               one percent (.35%) of The Municipal Money
                                   Market Fund's average daily net assets.

The Ohio Municipal Money           Annual rate of thirty one-hundredths of one
Market Fund                        percent (.30%) of The Ohio Municipal Money
                                   Market Fund's average daily net assets.

The Michigan Municipal Money       Annual rate of thirty five one-hundredths of
Market Fund                        one percent (.35%) of The Michigan Municipal
                                   Money Market Fund's average daily net
                                   assets.

The Cash Management Money          Annual rate of twenty one-hundredths of one
Market Fund                        percent (.20%) of The Cash Management Money
                                   Market Fund's average daily net assets.

The Treasury Cash Management       Annual rate of twenty one-hundredths of one
Money Market Fund                  percent (.20%) of The Treasury Cash
                                   Management Money Market Fund's average daily net assets.

The Treasury Prime Cash            Annual rate of twenty one-hundredths of one
Management Money Market Fund       percent (.20%) of The Treasury Prime Cash
                                   Management Money Market Fund's average daily net assets.

The U.S. Government Cash           Annual rate of twenty one-hundredths of one
Management Money Market Fund       percent (.20%) of The U.S. Government Cash
                                   Management Money Market Fund's average daily net assets.

The Municipal Cash Management      Annual rate of twenty one-hundredths of one
Money Market Fund                  percent (.20%) of The Municipal Cash Money
                                   Market Fund's average daily net assets.

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


The Balanced Fund             Annual rate of sixty-five one-hundredths of one
                              percent (.65%) of The Balanced Fund's average daily net assets.


The Equity Income Fund        Annual rate of seventy-four one-hundredths of one
                              percent (.74%) on the first $1.5 billion of The
                              Equity Income Fund's average daily net assets, seventy one-hundredths of one percent (.70%) on the next $500 million of The Equity Income Fund's average daily net assets, sixty-five one-hundredths of one percent (.65%) on the next $3.5 billion of The Equity Income Fund's average daily net assets, and sixty one-hundredths of one percent (.60%) on The Equity Income Fund's average daily net assets in excess of $5.5 billion.

The Mid Cap Value Fund        Annual rate of seventy-four one-hundredths of one
                              percent (.74%) on the first $1.5 billion of The
                              Mid Cap Value Fund's average daily net assets, seventy one-hundredths of one percent (.70%) on the next $500 million of The Mid Cap Value Fund's average daily net assets, sixty-five one-hundredths of one percent (.65%) on the next $3.5 billion of The Mid Cap Value Fund's average daily net assets, and sixty one-hundredths of one percent (.60%) on The Mid Cap Value Fund's average daily net assets in excess of $5.5 billion.

The Mid Cap Growth Fund       Annual rate of seventy-four one-hundredths of one
                              percent (.74%) on the first $1.5 billion of The
                              Mid Cap Growth Fund's average daily net assets, seventy one-hundredths of one percent (.70%) on the next $500 million of The Mid Cap Growth Fund's average daily net assets, sixty-five one-hundredths of one percent (.65%) on the next $3.5 billion of The Mid Cap Growth Fund's average daily net assets and sixty one-hundredths of one percent
                              (.60%) on The Mid Cap Growth Fund's average daily net assets in excess of $5.5 billion.

The International Equity      Annual rate of fifty-five one-hundredths of one
Index Fund                    percent (.55%) of The International Equity Index
                              Fund's average daily net assets.

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

The Equity Index Fund         Annual rate of thirty one-hundredths of one
                              percent (.30%) of The Equity Index Fund's average daily net assets.

The Large Cap Value Fund      Annual rate of seventy-four one-hundredths of one
                              percent (.74%) on the first $1.5 billion of The
                              Large Cap Value Fund's average daily net assets, seventy one-hundredths of one percent (.70%) on the next $500 million of The Large Cap Values
                              Fund's average daily net assets, sixty-five one-hundredths of one percent (.65%) on the next $3.5 billion of The Large Cap Value Fund's average daily net assets, and sixty one-hundredths of one percent (.60%) on The Large Cap Value Fund's average daily net assets in excess of $5.5 billion.

The Diversified Equity Fund   Annual rate of seventy-four one-hundredths of one
                              percent (.74%) on the first $1.5 billion of The
                              Diversified Equity Fund's average daily net assets, seventy one-hundredths of one percent
                              (.70%) on the next $500 million of The Diversified
                              Equity Fund's average daily net assets, sixty-five one-hundredths of one percent (.65%) on the next
                              $3.5 billion of The Diversified Equity Fund's average daily net assets, and sixty one-hundredths of one percent (.60%) on The Diversified Equity
                              Fund's average daily net assets in excess of $5.5 billion.

The Small Cap Growth Fund     Annual rate of seventy-four one-hundredths of one
                              percent (.74%) on the first $1.5 billion of The
                              Small Cap Growth Fund's average daily net assets, seventy one-hundredths of one percent (.70%) on the next $500 million of The Small Cap Growth
                              Fund's average daily net assets, sixty-five one-hundredths of one percent (.65%) on the next $3.5 billion of The Small Cap Growth Fund's average daily net assets, and sixty one-hundredths of one percent (.60%) of The Small Cap Growth Fund's average daily net assets in excess of $5.5 billion.

The Large Cap Growth Fund     Annual rate of seventy-four one-hundredths of one
                              percent (.74%) on the first $1.5 billion of The
                              Large Cap Growth Fund's average daily net assets, seventy one-hundredths of one percent (.70%) on the next $500 million of The Large Cap Growth
                              Fund's average daily net assets, sixty-five one-hundredths of one percent (.65%) on the next $3.5 billion of The Large Cap Growth Fund's average daily net assets, and sixty one-hundredths of one percent (.60%) of The Large Cap Growth Fund's average daily net assets in excess of $5.5 billion.

The Diversified Mid Cap Fund  Annual rate of seventy-four one-hundredths of one percent (.74%) on the first $1.5 billion of The Diversified Mid Cap Fund's average daily net assets, seventy one-hundredths of one percent (.70%) on the next $500 million of The Diversified Mid Cap Fund's average daily net assets, sixty-five one-hundredths of one percent (.65%) on the next $3.5 billion of The Diversified Mid Cap Fund's average daily net assets, and sixty one-hundredths of one percent (.60%) of The Diversified Mid Cap Growth Fund's average daily net assets in excess of $5.5 billion.

The Small Cap Value Fund      Annual rate of seventy-four one-hundredths of one
                              percent (.74%) on the first $1.5 billion of The
                              Small Cap Value Fund's average daily net assets, seventy one-hundredths of one five one-hundredths of one percent (.70%) on the next $500 percent
                              (.65%) on the next $3.5 million of The Small Cap
                              Value billion of The Small Cap Value Fund's average daily net assets, Fund's average daily net assets, sixty- and sixty one-hundredths of one percent (.60%) of The Small Cap Value Fund's average daily net assets in excess of $5.5 billion.

The Diversified International Annual rate of eighty one-hundredths of one
Fund percent (.80%) of The Diversified International Fund's average daily net assets.

The Market Expansion Index    Annual rate of thirty five one-hundredths of one
Fund                          percent (.35%) of The Small Cap Index Fund's
                              average daily net assets.

The Technology Fund Fund      Annual rate of one percent (1.00%) of The
                              Technology Fund's average daily net assets.

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

The Real Estate Fund          Annual rate of seventy-four one-hundredths of one
                              percent (.74%) of The Real Estate Fund's average daily net assets.

The Health Sciences Fund      Annual rate of eighty-five one-hundredths of one
                              percent (.85%) of The Health Sciences Fund's average daily net assets.

The Income Bond Fund          Annual rate of sixty one-hundredths of one percent
                              (.60%) of The Income Bond Fund's average daily net assets.

The Short-Term Bond Fund      Annual rate of sixty one-hundredths of one percent
                              (.60%) of The Short-Term Bond Fund's average daily net assets.

The Government Bond Fund      Annual rate of forty-five one-hundredths of one
                              percent (.45%) of The Government Bond Fund's average daily net assets.

The Ultra Short-Term Bond     Annual rate of fifty-five one-hundredths of one
Fund                          percent (.55%) of The Ultra Short-Term Income
                              Fund's average daily net assets.

The Treasury & Agency Fund    Annual rate of forty one-hundredths of one percent
                              (.40%) of the Treasury & Agency Fund's average daily net assets.

The High Yield Bond Fund      Annual rate of seventy-five one-hundredths of one
                              percent (.75%) of the High Yield Bond Fund's average daily net assets.

The Intermediate Bond Fund    Annual rate of sixty one-hundredths of one percent
                              (.60%) of The Intermediate Bond Fund's average daily net assets.

The Bond Fund                 Annual rate of sixty one-hundredths of one percent
                              (.60%) of the Bond Fund's average daily net assets.

The Mortgage-Backed           Annual rate of thirty-five one-hundredths of one
Securities Fund               percent (.35%) of the Mortgage-Backed Securities
                              Fund's average daily net assets.

The Intermediate Tax-Free     Annual rate of sixty one-hundredths of one percent
Bond Fund                     (.60%) of The Intermediate Tax-Free Bond Fund's
                              average daily net assets.

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


The Ohio Municipal Bond         Annual rate of sixty one-hundredths of one Fund
                                percent (.60%) of The Ohio Municipal Bond Fund's average daily net assets.


The Municipal Income Fund       Annual rate of forty-five one-hundredths of one
                                percent (.45%) of The Municipal Income Bond
                                Fund's average daily net assets.

The West Virginia Municipal     Annual rate of forty-five one-hundredths of one
Bond Fund                       percent (.45%) of The West Virginia Municipal
                                Bond Fund's average daily net assets.

The Kentucky Municipal Bond     Annual rate of forty-five one-hundredths of one
Fund                            percent (.45%) of The Kentucky Municipal Bond
                                Fund's average daily net assets.

The Louisiana Municipal Bond    Annual rate of sixty one-hundredths of one
Fund                            percent (.60%) of The Louisiana Municipal Bond
                                Fund's average daily net assets.

The Arizona Municipal Bond      Annual rate of forty-five one-hundredths of one
Fund                            percent (.45%) of The Arizona Municipal Bond
                                Fund's average daily net assets.

The Tax Free Bond               Annual rate of forty-five one-hundredths of one
Fund                            percent (.45%) of The Tax-Free Bond Fund's
                                average daily net assets.

The Michigan Municipal Bond     Annual rate of forty-five one-hundredths of one
Fund                            percent (.45%) of The Michigan Municipal Bond
                                Fund's average daily net assets.

The Short-Term Municipal Bond   Annual rate of sixty one-hundredths of one
Fund                            percent (.60%) of The Short-Term Municipal Bond
                                Fund's average daily net assets.

Investor Conservative Growth    Annual rate of five one-hundredths of one
Fund                            percent (.05%) of The Investor Conservative
                                Growth Fund's average daily net assets.

Investor Growth & Income        Annual rate of five one-hundredths of one
Fund                            percent (.05%) of The Investor Growth & Income
                                Fund's average daily net assets.

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

Investor Growth Fund               Annual rate of five one-hundredths of one
                                   percent (.05%) of The Investor Growth Fund's average daily net assets.

Investor Balanced Fund             Annual rate of five one-hundredths of one
                                   percent (.05%) of the Investor Balanced
                                   Fund's average daily net assets.


BANC ONE INVESTMENT ADVISORS            ONE GROUP MUTUAL FUNDS
CORPORATION                             (formerly The One Group)


By:    /s/ Gary J. Madich               By:    /s/ Mark A. Beeson
   --------------------------              ----------------------------

Dated: November 4, 2000                 Dated: November 27, 2000
      -----------------------                 -------------------------


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